UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 27, 2002

eOn Communications Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4105 Royal Drive NW, Suite 100, Kennesaw, Georgia 30144
(Address of principal executive offices)                         (Zip Code)

Registrant’s telephone number, including area code:  770-423-2200

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events

On November 27, 2002, eOn Communications Corporation accepted Jenny Hsui Theleen’s resignation as a director of eOn, and Frederick W. Gibbs was appointed to the Board of Directors to fill the vacancy created by Ms. Theleen’s resignation. For additional information, see the press release attached hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits:
Exhibit Number	Description of Exhibit

99.1	Press release issued by eOn Communications Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2002 EON COMMUNICATIONS CORPORATION

By:	/S/ TROY LYNCH

Troy Lynch President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press release issued by eOn Communications Corporation